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                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Caribou Coffee Company, Inc. (the "Company") on Form 10-K for the year ended January 1, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
E. Mileusnic, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2006

                                                /s/ George E. Mileusnic
                                                --------------------------------
                                                George E. Mileusnic
                                                Chief Financial Officer